May 14, 2025

SUMMARY PROSPECTUS

MONOPOLY ETF

Cboe BZX Exchange, Inc. Ticker: MPLY

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://strategysharesetfs.com/resources/. You can also get this information at no cost by calling (855) 4SS-ETFS or (855) 477-3837, emailing info@strategysharesetfs.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 14, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY – MONOPOLY ETF

Investment Objective: The Fund seeks to provide long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.79%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Operating Expenses	0.79%
(1)	The management fee is structured as a “unified fee,” out of which the Fund’s advisor pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.
(2)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, the Fund has not yet had any portfolio turnover. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in the common stock of companies that demonstrate “Monopolistic Attributes.” Such companies may possess Monopolistic Attributes either: (1) individually by dominating a market with limited to no competition for its products or services from other companies (a monopoly); or (2) dominate a market collectively with one or more other companies that sell similar products or services with limited to no competition from others (an oligopoly). Such characteristics typically allow these companies to earn substantial

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economic rents (i.e., charge higher prices or incur lower costs than competitors), maintain robust pricing power, and sustain strong revenue and earnings growth over time.

Under normal market conditions, the Fund invests in U.S. and non-U.S. companies with market capitalizations of at least $2 billion and that are traded on U.S. exchanges including American depository receipts (“ADRs”). The Fund’s portfolio is predominantly market cap weighted, meaning investments in the Fund are allocated based on the size of the companies. However, the Fund’s investment sub-advisor, Rareview Capital LLC (the “Sub-Advisor”) uses its discretion to determine final portfolio weightings.

Companies are selected for investment by the Sub-Advisor based on qualitative analysis of the Monopolistic Attributes of a company as well as quantitative analysis of various financial performance metrics such as revenue growth, profit margin, return on investment, return on equity, debt-to-equity ratio and earnings per share. Monopolistic Attributes of a company include but are not limited to: (i) brand dominance; (ii) regulatory exclusivity (i.e., when a company gets special protection from the government that prevents other companies from competing with it for a certain period of time); (iii) industry concentration (i.e., possession of a substantial share of the market); (iv) historical antitrust reviews (i.e., previous government accusations of antitrust law violations); (v) monopolistic or oligopolistic economic rents; (vi) high barriers of market entry; (vii) pricing power (i.e., a company’s ability to increase prices without losing customers); (viii) vertically integrated and control of the supply chain (i.e., the company owns or directly manages all the steps needed to make and sell its product); (ix) benefits from network effects (i.e., a product or service that becomes more valuable as more people use it); and (x) protected intellectual property or patents. To be considered for investment by the Fund, companies must possess one or more of these attributes. The Sub-Advisor has broad discretion to invest in companies that it believes possess one or more of these Monopolistic Attributes and exhibit strong financial performance metrics and will sell companies that it believes no longer possess or exhibit these Monopolistic Attributes and/or attractive financial performance metrics. The Fund expects to typically hold approximately 75 to 125 companies. The Fund may have significant exposures to specific sectors, such as information technology. The Fund will not invest in federal or state regulated utilities that have price controls.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Investment Risks

As with any Exchange-Traded Fund (“ETF”), there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment.

You could lose money by investing in the Fund. The Fund is subject to the risks summarized below. Any of these risks could adversely affect the Fund’s NAV, trading price, yield, total return, or ability to meet its investment objective.

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ADR Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting. These risks could cause intraday bid/ask spreads for the Fund’s shares to widen.

Equity Securities Risk. The price of common stock in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the
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market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

▪	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spready of the Fund to widen.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Large Capitalization Company Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired result. The measures that the Advisor, Sub-Advisor or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, interest rate levels and political events affect the securities markets.

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Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Midsized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

New Fund Risk. The Fund is a relatively new fund with limited history of operations as an ETF for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a high percentage of its assets in a limited number of issuers. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Sector Risk. Companies with high market dominance can be susceptible to sector-specific downturns or sudden valuation corrections if regulatory or competitive landscapes shift. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's NAV to fluctuate more than that of a fund that does not focus in a particular sector.

The Fund is subject to the following specific sector risks:

Information Technology Sector Risk. Information technology companies face intense competition and may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence. Companies in the information technology sector are heavily dependent on patent and intellectual property rights.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance

Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling (855) 4SS-ETFS or (855) 477-3837 and on the Fund’s website at www.strategysharesetfs.com

Advisor: Rational Advisors, Inc. (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Rareview Capital LLC is the Fund’s investment Sub-Advisor.

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Portfolio Manager: Neil Azous, Chief Investment Officer and Portfolio Manager of the Sub-Advisor, serves as the Fund’s Portfolio Manager and is primarily responsible for the day-to-day management of the Fund. Mr. Azous has served the Fund in this capacity since it commenced operations in May, 2025.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Cboe BZX Exchange, Inc. (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.strategysharesetfs.com.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-advantaged account such as an Individual Retirement Account (IRA) or you are a tax- exempt investor. Distributions from a tax-advantaged account may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker- dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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